UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                  000-49971                 71-087-6958
  (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)

                 26 Executive Park, Suite 250, Irvine, CA 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      As of March 10, 2006, Ocean West Holding Corporation (the "Company") executed a Stock Exchange Agreement (the "Stock Exchange Agreement") with Karrell Pty Limited, an Australian corporation ("Karrell"), and certain shareholders of Karrell (the "Karrell Shareholders"). Pursuant to the Stock Exchange Agreement, the Karrell Shareholders have agreed to exchange, and the Company has agreed to acquire (the "Exchange") no less than 90% of the outstanding share capital of Karrell (the "Karrell Shares") for up to twenty million (20,000,000) shares of common stock of the Company, par value $.01 per share (the "Ocean West Shares"), subject to adjustment under certain circumstances. The Company is seeking to purchase 100% of the Karrell Shares and will use its reasonable efforts to purchase all shares prior to the Closing Date. The Company has agreed to make a capital contribution to Karrell of $4 million dollars in cash.

      Karrell is the holding company for an Australian-licensed wagering services company, Capital Play Pty Limited, which provides access to North American pari-mutuel horse racing pools for its customers. There was no relationship between the Company and Karrell prior to the execution of the Stock Exchange Agreement.

      Pursuant to the Stock Exchange Agreement, the Company and the Karrell Shareholders have agreed, among other things: (i) to execute an escrow agreement pursuant to which (a) up to ten million (10,000,000) Ocean West Shares are subject to an escrow (the "Escrow Shares"), based on Fiscal 2006 performance and two million (2,000,000) of such Escrow Shares are also subject to a 12 month escrow based on Karrell's indemnity for its representations and warranties and the Company's sole recourse against Karrell, Karl J. O'Farrell and the other Karrell Shareholders shall be against the Escrow Shares and not against any Karrell Shareholder; (ii) that Karl J. O'Farrell, Chief Executive Officer of Karrell, shall be elected by the Company's Board of Directors as a member of such Board as of the closing date of the Exchange and if at any time thereafter, the Company shall increase the size of its Board of Directors beyond four directors Mr. O'Farrell shall be entitled to designate a second director to the Company's Board of Directors; (iii) that the Company shall have authority to appoint 50% of Karrell's Board of Directors, subject to compliance with Australian law; (iv) the parties intend that the Exchange qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986; and
(v) that the Exchange qualify for scrip for scrip roll-over relief for Australian income tax purposes for Karrell's existing Australian shareholders (under Subdivision 124-M of the Australian Income Tax Assessment Act 1997).

      The Company has also agreed to register for resale, under the Securities Act of 1933, the Ocean West Shares on a Registration Statement on Form S-4 or other suitable form within 30 days of the closing of the Exchange.

      The Stock Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Stock Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.


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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the Stock Exchange Agreement is incorporated herein by reference. The Stock Exchange Agreement provides that the Closing of the Exchange (the "Closing") and the completion of the Company's acquisition of at least 90% of the outstanding shares of Karrell is expected to occur by April 15, 2006, subject to the completion of financing, completion of all schedules and exhibits, due diligence and customary closing conditions. This item will be amended to reflect the completion of such acquisition upon the Closing.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      On March 10, 2006, pursuant to the terms of the Stock Exchange Agreement described under the heading, "Item 1.01. Entry into a Material Definitive Agreement" above, the Company, Karrell and the Karrell Shareholders have agreed to exchange the Karrell Shares for the Ocean West Shares.

      The foregoing Exchange will be made in reliance upon an exemption from the registration provisions of the Securities Act, set forth in Section 4(2) thereof, relative to sales by an issuer not involving any public offering, and the rules and regulations thereunder, and specifically Rule 506 of Regulation D promulgated thereunder.

ITEM 8.01. OTHER EVENTS.

      On March 13, 2006, the Company issued a press release announcing the execution of the Stock Exchange Agreement. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired

(1) In accordance with Item 9.01(a)4 of Form 8-K, the Company will file the financial statements of Karrell Pty Limited as required by Item 9.01(a)(1) in an amendment to this Current Report on Form 8-K, following the Closing of the Exchange, which will be incorporated by reference herein.

      (b)   Pro forma financial information

(1) In accordance with Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) in an amendment to this Current Report on Form 8-K, following the Closing of the Exchange, which will be incorporated by reference herein.

      (d)   Exhibits.

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NUMBER      DESCRIPTION

10.1 Stock Exchange Agreement, dated as of March 10, 2006, by and among among Ocean West Holding Corporation, Karrell Pty Limited and certain Karrell Shareholders

99.1 Press Release, dated March 13, 2006, entitled "AskMeNow to Acquire Karrell Pty Limited, a Leading Pari-Mutuel Wagering Services Co."


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 16, 2006

                                    OCEAN WEST HOLDING CORPORATION


                                    By: /s/ Darryl Cohen
                                        --------------------------------------
                                        Darryl Cohen
                                        Chief Executive Officer


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